UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
CROSSTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Crosstex Energy, Inc. (the “Registrant”) owns the two percent general partner interest, a 33 percent limited partner interest and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).
On August 6, 2009, Crosstex Energy Services, L.P. and Crosstex Energy Services GP, LLC (collectively, the “Sellers”), subsidiaries of the Partnership, completed the sale of the Partnership’s Mississippi, Alabama and south Texas assets, consisting of all of the partnership interests of certain Crosstex entities holding such assets (the “Transferred Assets”) to Southcross Energy LLC (the “Purchaser”) pursuant to the terms of the Purchase and Sale Agreement dated June 9, 2009, as amended (the “Purchase Agreement”). At closing the Purchaser paid an amount in cash equal to approximately $218.0 million, which represents the purchase price of $220.0 million adjusted for working capital and price adjustments provided for in the Purchase Agreement, and which is subject to further post-closing adjustments as provided for in the Purchase Agreement. The Registrant previously announced the entry into the Purchase Agreement in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 11, 2009.
Item 7.01. Regulation FD Disclosure.
On August 6, 2009, the Partnership issued a press release (the “Press Release”) reporting the sale of the Transferred Assets. A copy of the Press Release is furnished as exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The Transferred Assets have been reflected as discontinued operations in the Registrant’s consolidated statements of operations and reflected as assets and liabilities held for sale in the Registrant’s condensed consolidated balance sheets in its Form 10-Q for the quarter ended June 30, 2009 filed with the Securities and Exchange Commission on August 7, 2009. Because the financial statements included in the Registrant’s Form 10-Q for the quarter ended June 30, 2009 show the historical effect of the sale of the Transferred Assets for the three and six month periods ended June 30, 2009 and June 30, 2008 and the condensed consolidated balance sheet for June 30, 2009, the Registrant believes those statements represent the pro forma consolidated statement of operations for the three and six months ended June 30, 2009 and the pro forma condensed consolidated balance sheet as of June 30, 2009 and will not file separate pro forma financial statements for these periods. The unaudited pro forma consolidated financial information for the year ended December 31, 2008 giving effect to the sale of the Transferred Assets is included as exhibit 99.2.
(d) Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—
Press Release dated August 6, 2009 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated August 6, 2009, filed with the Securities and Exchange Commission on August 11, 2009).

99.2	—	Unaudited pro forma consolidated financial information for the year ended December 31, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: August 11, 2009	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—
Press Release dated August 6, 2009 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated August 6, 2009, filed with the Securities and Exchange Commission on August 11, 2009).

99.2	—	Unaudited pro forma consolidated financial information for the year ended December 31, 2008.

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